POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ Phillip R. Cox
Phillip R. Cox
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ Robert W. Mahoney
Robert W. Mahoney
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director, the President and the Chief Executive Officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ John F. Cassidy
John F. Cassidy
President and Chief Executive Officer
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ Michael G. Morris
Michael G. Morris
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ Alex Shumate
Alex Shumate
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ Daniel J. Meyer
Daniel J. Meyer
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ David B. Sharrock
David B. Sharrock
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ Bruce L. Byrnes
Bruce L. Byrnes
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ John M. Zrno
John M. Zrno
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Cincinnati Bell Inc. 2007 Long Term Incentive Plan on Form S-8, and (ii) a Registration Statement for the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors on Form S-8 (collectively, the “Registration Statements”); and

WHEREAS, the undersigned is the Executive Vice President and the Chief Financial Officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Brian A. Ross, Brian Keating and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2007.

/s/ Brian A. Ross
Brian A. Ross
Executive Vice President and Chief Financial Officer